FAIR VALUE MEASUREMENTS	12 Months Ended
Apr. 30, 2015
FAIR VALUE MEASUREMENTS [Abstract]
FAIR VALUE MEASUREMENTS

NOTE 16 • FAIR VALUE MEASUREMENTS

ASC 820, Fair Value Measurement and Disclosures defines and establishes a framework for measuring fair value.  The objective of fair value is to determine the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (the exit price). ASC 820 establishes a fair value hierarchy that prioritizes observable and unobservable inputs used to measure fair value into three levels, as follows:

Level 1:  Quoted prices in active markets for identical assets

Level 2:  Significant other observable inputs

Level 3:  Significant unobservable inputs

There were no transfers in and out of Level 1, Level 2 and Level 3 fair value measurements during fiscal years 2015 and 2014. Fair value estimates may be different than the amounts that may ultimately be realized upon sale or disposition of the assets and liabilities.

Fair Value Measurements on a Recurring Basis

The Company had no assets or liabilities recorded at fair value on a recurring basis at April 30, 2015 and 2014.

Fair Value Measurements on a Nonrecurring Basis

Non-financial assets measured at fair value on a nonrecurring basis at April 30, 2015 consisted of real estate held for sale that was written-down to estimated fair value during fiscal year 2015. Non-financial assets measured at fair value on a nonrecurring basis at April 30, 2014 consisted of real estate investments and real estate held for sale that were written-down to estimated fair value during fiscal year 2014. The aggregate fair value of these assets by their levels in the fair value hierarchy are as follows:

	(in thousands)
	Total	Level 1	Level 2	Level 3
April 30, 2015
Real estate held for sale	$7,100	$0	$0	$7,100

April 30, 2014
Real estate investments	89,537	0	0	89,537
Real estate held for sale	2,951	0	0	2,951

Financial Assets and Liabilities Not Measured at Fair Value

The following methods and assumptions were used to estimate the fair value of each class of financial assets and liabilities. The fair values of our financial instruments approximate their carrying amount in our consolidated financial statements except for debt.

Cash and Cash Equivalents. The carrying amount approximates fair value because of the short maturity.

Other Investments. The carrying amount, or cost plus accrued interest, of the certificates of deposit approximates fair value.

Other Debt. For variable rate loans that re-price frequently, fair values are based on carrying values. The fair value of fixed rate loans is estimated based on the discounted cash flows of the loans using relevant treasury interest rates plus credit spreads (Level 2).

Lines of Credit.  The carrying amount approximates fair value because the variable rate debt re-prices frequently.

Mortgages Payable. For variable rate loans that re-price frequently, fair values are based on carrying values. The fair value of fixed rate loans is estimated based on the discounted cash flows of the loans using relevant treasury interest rates plus credit spreads (Level 2).

The estimated fair values of the Company’s financial instruments as of April 30, 2015 and 2014 are as follows:

	(in thousands)
	2015		2014
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
FINANCIAL ASSETS
Cash and cash equivalents	$48,970	$48,970	$47,267	$47,267
Other investments	329	329	329	329
FINANCIAL LIABILITIES
Other debt	144,090	143,749	63,132	63,250
Lines of credit	60,500	60,500	22,500	22,500
Mortgages payable	668,112	749,604	678,955	751,117